UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2021

L Catterton Asia Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40196	98-1577355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8 Marina View, Asia Square Tower 1
#41-03, Singapore	018960
(Address of principal executive offices)	(Zip Code)

+65 6672 7600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	LCAAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	LCAA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	LCAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 15, 2021, L Catterton Asia Acquisition Corp (the “Company”) consummated an initial public offering (the “IPO”) of 25,000,000 units (the “Units”) at an offering price of $10.00 per Unit. Each Unit consisting of one Class A ordinary share and one-third of one redeemable warrant of the Company (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Company granted the underwriters of the IPO a 45-day option to purchase up to an additional 3,750,000 Units at the initial public offering price to cover over-allotments, which was exercised in full.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company registration statement (File No. 333-253334):

•

an Underwriting Agreement, dated March 10, 2021, by and between the Company and Credit Suisse Securities (USA) LLC, as the representative of the underwriter named therein, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•

a Private Placement Warrants Purchase Agreement, dated March 10, 2021, between the Company and the Sponsor, pursuant to which the Sponsor purchased 5,000,000 private placement warrants (or 5,500,000 warrants if the underwriters’ over-allotment option is exercised in full), each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.50 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

•

a Warrant Agreement, dated March 10, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•

an Investment Management Trust Agreement, dated March 10, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Registration and Shareholder Rights Agreement, dated March 10, 2021, between the Company and the Sponsor and certain directors of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such directors, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•

a Letter Agreement, dated March 10, 2021, between the Company and the Sponsor and each of the officers and directors, pursuant to which the Sponsor and each of the officer and director has agreed to vote any Class A ordinary shares held by it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and pursuant to which the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

•

an Administrative Support Agreement, dated March 10, 2021, by and between the Company and affiliate of the Sponsor, pursuant to which the Sponsor has agreed to make available office space and certain administrative and support services, as may be required by the Company from time to time, for $10,000 per month until the Company’s initial business combination or liquidation;

•

Indemnity Agreements, each dated March 10, 2021, between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed as Exhibits herewith.

Item 3.02. Unregistered Sales of Equity Securities.

Substantially concurrently with the consummation of the IPO and the issuance and sale of the Units, the Company consummated a private placement with LCA Acquisition Sponsor, LP (the “Sponsor”) of 5,000,000 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant (the “Private Placement”), generating gross proceeds of $7,500,000.

The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption under certain redemption scenarios, (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination and (iv) they (including the Class A ordinary shares issuable upon exercise of these warrants) are entitled to registration rights. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company under all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 8.01. Other Events

The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $250,000,00 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriter of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to fund franchise and income taxes payable, or upon the redemption by public holders of Class A ordinary shares in connection with certain amendments to the Company’s amended and restated memorandum of association, none of the funds held in the trust account will be released until the earliest to occur of: (1) our completion of an initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 24 months from the closing of this offering or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of our public shares if we have not completed an initial business combination within 24 months from the closing of this offering, subject to applicable law.

On March 10, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, announcing the pricing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(c)       Exhibits.

1.1	Underwriting Agreement, dated March 10, 2021, by and among the Company and Credit Suisse Securities (USA) LLC

4.1	Warrant Agreement, dated March 10, 2021, between Continental Stock Transfer & Trust Company and the Company

10.1	Investment Management Trust Agreement, dated March 10, 2021, between Continental Stock Transfer & Trust Company and the Company

10.2	Registration and Shareholder Rights Agreement, dated March 10, 2021, among the Company, LCA Acquisition Sponsor, LP and certain directors of the Company

10.3	Private Placement Warrants Purchase Agreement, dated March 10, 2021, between the Company and LCA Acquisition Sponsor, LP

10.4	Administrative Support Agreement, dated March 10, 2021, between the Company and LCA Acquisition Sponsor, LP

10.5	Letter Agreement, dated March 10, 2021, by and among the Company, LCA Acquisition Sponsor, LP and Directors and Officers of the Company

10.6	Indemnity Agreement, dated March 10, 2021, between the Company and Chinta Bhagat

10.7	Indemnity Agreement, dated March 10, 2021, between the Company and Scott Chen

10.8	Indemnity Agreement, dated March 10, 2021, between the Company and Howard Steyn

10.9	Indemnity Agreement, dated March 10, 2021, between the Company and John Sculley

10.10	Indemnity Agreement, dated March 10, 2021, between the Company and Frank N. Newman

10.11	Indemnity Agreement, dated March 10, 2021, between the Company and Anish Melwani

99.1	Press release, dated March 10, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2021

L Catterton Asia Acquisition Corp

By:	/s/ Chinta Bhagat
Name: Chinta Bhagat
Title: Co-Chief Executive Officer and Chairman